UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2004

BIG 5 SPORTING GOODS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-49850	95-4388794

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard,
El Segundo California (Address of principal executive offices)	90245 (Zip Code)

Registrant’s telephone number, including area code: (310) 536-0611

N/A
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
Press Release, dated July 22, 2004

Item 12. Results of Operations and Financial Condition

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Big 5 Sporting Goods Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     On July 22, 2004, Big 5 Sporting Goods Corporation issued a press release confirming its previously announced earnings guidance for its fiscal 2004 second quarter and reporting sales results for the same period and for the six-month period ended June 27, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION (Registrant)

Date: July 23, 2004

/s/ Charles P. Kirk Charles P. Kirk Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated July 22, 2004, issued by Big 5 Sporting Goods Corporation.